Exhibit 10.23

EXECUTION VERSION

FIRST LIEN AGENCY ASSIGNMENT AND AMENDMENT AGREEMENT

This AGENCY ASSIGNMENT AGREEMENT, dated as of July 24, 2009 (this “Agreement”), by and among, MORGAN STANLEY SENIOR FUNDING, INC. (“MSSF”), MORGAN STANLEY & CO. INCORPORATED (“MS&Co”), and MORGAN STANLEY SENIOR FUNDING (NOVA SCOTIA) CO. (“MSNS”, and together with MSSF and MS&Co, the “Morgan Stanley Entities”) the LENDERS party hereto (the “Required Lenders”) and WILMINGTON TRUST FSB (“Wilmington Trust”), and is acknowledged and agreed to by Mitel Networks, Inc., Mitel US Holdings, Inc., Mitel (Delaware), Inc. formerly known as Inter-Tel (Delaware) Incorporated and successor in interest to Arsenal Acquisition Corporation, and Mitel Networks Corporation (collectively, the “Borrowers”). Reference is made to that certain First Lien Credit Agreement dated as of August 16, 2007, by and among the Borrowers, MSSF, as U.S. Administrative Agent thereunder (in such capacity, the “U.S. Administrative Agent”), MSNS, as the Canadian Administrative Agent thereunder (in such capacity, the “Canadian Administrative Agent”), MS&Co, as Collateral Agent thereunder (in such capacity, the “Collateral Agent” and together with U.S. Administrative Agent and the Canadian Administrative Agent, the “Agents”), and the Lenders party thereto from time to time (as amended, restated or otherwise modified from time to time, the “Credit Agreement”).

W I T N E S S E T H

WHEREAS, (a) Each of the Morgan Stanley Entities desires to resign from their respective capacities as Agents under the Credit Agreement, the Security Agreement and each of the other Loan Documents (collectively, including each of the foregoing and the Loan Documents set forth on Schedule 1, the “Assigned Agreements”), (b) Wilmington Trust desires to succeed the Morgan Stanley Entities as Agents under the Credit Agreement and each of the other Assigned Agreements and (c) each of the Morgan Stanley Entities desires to assign all of its rights (other than the Retained Rights, as defined below), responsibilities, duties and obligations to Wilmington Trust, in each case as further set forth herein;

WHEREAS, the Lenders party hereto, among others, have entered into the Credit Agreement and, collectively, constitute “Required Lenders” thereunder;

WHEREAS, the Required Lenders (a) desire to acknowledge the resignation of each of the Morgan Stanley Entities from their respective capacities as Agents under the Credit Agreement and each of the other Assigned Agreements, (b) desire to appoint Wilmington Trust as Agents under the Credit Agreement and each of the other Assigned Agreements and (c) desire to acknowledge the assignment by the Morgan Stanley Entities of all of their respective rights (other than the Retained Rights, as defined below), responsibilities, duties and obligations to Wilmington Trust, in each case as further set forth herein; and

WHEREAS, the Borrowers (a) desire to acknowledge the resignation of each of the Morgan Stanley Entities from their respective capacities as Agents under the Credit Agreement and each of the other Assigned Agreements, (b) desire to acknowledge, accept and approve of Wilmington Trust’s appointment as Agents under the Credit Agreement and each of the other Assigned Agreements and (c) desire to acknowledge the assignment by the Morgan Stanley

Entities of all of their respective rights, responsibilities, duties and obligations to Wilmington Trust, in each case as further set forth herein.

NOW THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as defined therein.

2. Effectiveness of Resignation of the Agents. Each of the Morgan Stanley Entities hereby resigns from their respective capacities as U.S. Administrative Agent, Canadian Administrative Agent and Collateral Agent under the Credit Agreement and each of the other Assigned Agreements, effective as of the date hereof, and the parties hereto acknowledge, accept and approve such resignation; provided, however, any term or provision hereof to the contrary notwithstanding, the parties hereto acknowledge and agree that Article IX and Sections 11.3 and 11.4 of the Credit Agreement and any other provisions of the Credit Agreement or any other Loan Document regarding payment of costs and expenses and indemnification of the Agents, together with any provision of any Loan Document that shall accrue to the benefit of any retiring or resigning Agent, shall continue in effect for the benefit of the Morgan Stanley Entities in respect of any actions taken or omitted to be taken by them in their respective capacities as Agents under the Credit Agreement or any other Loan Document on or prior to the date hereof (collectively, the “Retained Rights”).

3. Appointment of Successor Agents; Assignment of Agency Rights.

(a) Pursuant to Section 9.4 of the Credit Agreement, the Required Lenders hereby (a) appoint Wilmington Trust as the successor U.S. Administrative Agent (in such capacity, “Successor U.S. Administrative Agent”), as the successor Canadian Administrative Agent (in such capacity, “Successor Canadian Administrative Agent”) and as the successor Collateral Agent (in such capacity, “Successor Collateral Agent”, and collectively with the Successor U.S. Administrative Agent and the Successor Canadian Administrative Agent, the “Successor Agent”), in each case under and pursuant to the terms of the Credit Agreement; (b) notify the Borrowers of the foregoing appointments, and (c) authorize each of the Morgan Stanley Entities and Wilmington Trust to enter into such customary assignment documentation as is reasonably acceptable to Wilmington Trust, in order to give effect to such appointment and to assign such roles (together with the rights, duties, obligations, Liens and Agency Rights (as defined below) associated therewith) from the Morgan Stanley Entities to Wilmington Trust.

(b) Pursuant to Section 9.4 of the Credit Agreement, effective as of the date set forth above: (i) Wilmington Trust, in its capacity as the Successor U.S. Administrative Agent, the Successor Canadian Agent and the Successor Collateral Agent, by its signature below, hereby accepts its appointment as U.S. Administrative Agent, Canadian Administrative Agent and Collateral Agent and agrees to perform all of the duties of the U.S. Administrative Agent, Canadian Administrative Agent and the Collateral Agent under, and pursuant to the terms and conditions of, the Credit Agreement and the other Loan Documents.

(c) Notwithstanding the method of appointment of successor U.S. Administrative Agent, successor Canadian Administrative Agent and successor Collateral Agent that is set forth in Section 9.4 of the Credit Agreement or any other provision of any of the Assigned Agreements, all parties hereto acknowledge that pursuant to Section 3(a) and Section 3(b) above, the Required Lenders have appointed Wilmington Trust as the successor U.S. Administrative Agent, successor Canadian Administrative Agent and as the successor Collateral Agent under the Credit Agreement and each of the Assigned Agreements, effective immediately upon the resignation of the Morgan Stanley Entities in their respective capacities as Agents. The parties hereto waive the provision of Section 9.4(b) of the Credit Agreement to the extent it requires the Successor Canadian Administrative Agent to be a Canadian Facility Lender or to be a commercial banking institution organized under the laws of Canada (or any Province thereof) and having a combined capital and surplus of at least C$250,000,000.

(d) By virtue of the resignation of the Morgan Stanley Entities as Agents and the appointment of the Successor Agent, all parties hereto acknowledge that Wilmington Trust has succeeded (by way of assignment) to all of the rights (other than the Retained Rights) and interests of the U.S. Administrative Agent, the Canadian Administrative Agent and the Collateral Agent under all of the Loan Documents (collectively, the “Agency Rights”), including with respect to all of the Collateral Agent’s rights and interests as the secured party, on behalf of the Secured Parties, with respect to the collateral pledged to it pursuant to Section 2 of the Security Agreement and any other provision of any other Loan Document and as the holder of any Lien therein. Without limiting the foregoing, effective as of the date hereof, MSSF, MSNS and MS&Co, in their respective capacities as U.S. Administrative Agent, Canadian Administrative Agent and Collateral Agent, each hereby absolutely and unconditionally grant, assign, transfer, convey and deliver (collectively, “Assign” and any act of Assigning, an “Assignment”) to Wilmington Trust all of their rights (other than the Retained Rights), title, interest, duties and obligations in all of the Agency Rights (all of the foregoing Assignments of Agency Rights, the “Agency Assignment”). Each of the Borrowers hereby consents to such Agency Assignment. The Successor Agent hereby absolutely and unconditionally accepts the foregoing Assignment, assumes all of such rights, duties and obligations Assigned to them as stated above pursuant to this Agreement and agrees to perform and to be bound by all of the terms, covenants and conditions of such rights, title, interest, duties and obligations which arise from and after the date hereof. Notwithstanding anything herein to the contrary, all of such assigned Liens shall in all respects be continuing and in effect and are hereby reaffirmed. Without limiting the generality of the foregoing, any reference to any of the Morgan Stanley Entities on any publicly filed document, to the extent such filing relates to the Liens in the Collateral assigned hereby and until such filing is modified to reflect the interests of Wilmington Trust, shall, with respect to such Liens, constitute a reference to such Morgan Stanley Entity as collateral representative of Wilmington Trust (provided, that the parties hereto agree that the Morgan Stanley Entities’ role as such collateral representative shall impose no duties, obligations or liabilities on any Morgan Stanley Entity). In furtherance of the foregoing, Wilmington Trust hereby appoints MS&Co as sub-Collateral Agent for the perfection of any Liens in such Collateral and MS&Co will take instructions from Wilmington Trust with respect to such Collateral, until such filing is modified; provided that, unless MS&Co expressly agrees in writing, such appointment shall automatically lapse on the 60th day following the date hereof.

(e) Each of the Morgan Stanley Entities agrees to promptly deliver any material notices, statements, reports or other information received by it under the Loan Documents to the Successor Agent. The Morgan Stanley Entities, the Successor Agent and the Borrowers each agree to execute, deliver, and/or cause to be delivered any and all instruments, agreements and other documents, including acknowledgments or assignments, reasonably requested by the Successor Agent to evidence or otherwise memorialize the Agency Assignment and the succession of the Successor Agent to the Agency Rights. The Morgan Stanley Entities and the Borrowers each agree to take all actions reasonably requested by the Successor Agent to transfer and facilitate the transfer of information relating to the Loan Documents to the Successor Agent. In connection with the foregoing, MS&Co hereby agrees to take all steps reasonably requested by Successor Collateral Agent to ensure that Successor Collateral Agent becomes the successor secured party with respect to all Liens granted by the Borrowers currently existing in favour of Collateral Agent, without any interruption in the perfection or priority currently enjoyed by Collateral Agent. Each of the Morgan Stanley Entities and each of the Borrowers authorizes Wilmington Trust and their counsel to (a) file any Uniform Commercial Code assignments or amendments with respect to the Uniform Commercial Code financing statements listed on Schedule 2A hereto, and (b) file any assignments or amendments with respect to any Personal Property Security Act financing statements listed on Schedule 2B hereto, in each case as Wilmington Trust deems necessary to evidence Wilmington Trust’s succession as Agents under the Credit Agreement and the other Loan Documents. The Borrowers each agree to pay on demand all reasonable expenses of the Morgan Stanley Entities (including the reasonable fees and out-of-pocket expenses of legal counsel) in connection with the Morgan Stanley Entities’ performance of, and compliance with, this Section 3(e).

(f) The parties hereto agree that Wilmington Trust shall not bear any responsibility for any actions taken or omitted to be taken by any Morgan Stanley Entity while any such Morgan Stanley Entity served as an Agent under the Credit Agreement and the other Loan Documents or for any other event or action related to the Credit Agreement which occurred prior to the effectiveness of this Agreement. The parties hereto agree that none of the Morgan Stanley Entities shall bear any responsibility for any actions taken or omitted to be taken by any Wilmington Entity as an Agent under the Credit Agreement and the other Loan Documents nor shall any Morgan Stanley Entity bear responsibility for any action taken hereunder at the request or direction of the Successor Agent.

(g) Wilmington Trust hereby agrees that any notice or other communication required or permitted to be given to it pursuant to any Loan Document may be sent to it at the following address:

Wilmington Trust FSB

1100 North Market Street

Rodney Square North

Wilmington, DE 19890

Attn: Jim Hanley, Vice President

Fax: (302) 636-4149

E-mail: jhanley@wilmingtontrust.com

4. Acknowledgements of Morgan Stanley.

(a) Subject to Section 9 below, upon the effectiveness of this Agreement and payment in full of all fees and expenses set forth on Schedule 3 hereto, each of the Morgan Stanley Entities acknowledges and agrees that none of the Obligors have any further obligations to any of the Morgan Stanley Entities in their respective capacities as Agents under the Credit Agreement or any Loan Document, other than in respect of the Retained Rights.

(b) Each of the Morgan Stanley Entities, solely in their capacities as Agents, agrees that, with respect to any items of payment, proceeds of collateral or other collections it may receive from and after the date hereof in connection with its capacity as an Agent under the Loan Documents other than any amounts due it hereunder and other than any amounts due to it in its capacity as a Lender (collectively, the “Collections”), such Morgan Stanley Entity disclaims any interest in such Collections and agrees to promptly notify the Successor Agent or the Borrowers, as applicable, of its receipt thereof and to promptly deliver to the Successor Agent or the Borrowers, as applicable, in the same form as received, any such Collections to such account as the Successor Agent shall specify at such time.

5. Register. From and after the date of this Agreement, the Successor Agent (or its agent or sub-agent appointed by it) shall maintain at the Successor Agent’s Office the U.S. Register and the Canadian Register. Within 5 Business Days after the date of this Agreement, MSSF and MSNS shall cause the U.S. Register and the Canadian Register, respectively, to be delivered to the Successor Agent. From and after the date of this Agreement, each of the Borrowers hereby designates the Successor Agent to serve as the Borrowers’ agent solely for purposes of maintaining the Registers as provided in Section 2.7 of the Credit Agreement.

6. Effectiveness. This Agreement shall become effective on and as of the date that the U.S. Administrative Agent and the Canadian Administrative Agent shall have received counterparts of this Agreement duly executed and delivered by a duly authorized officer of each of the Required Lenders, each of the Borrowers, the Collateral Agent and the Successor Agent, together with the payment of fees and expenses listed on Schedule 3. Each party hereto hereby waives any notice required under Section 9.4 of the Credit Agreement with respect to the resignation of the Morgan Stanley Entities as Agents as contemplated hereby. This Agreement shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or the Successor Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents. Except as expressly provided herein, all of the provisions and covenants of the Credit Agreement and the other Loan Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed. Each party hereto acknowledges that Wilmington Trust is neither a U.S. Facility Lender nor a Canadian Facility Lender and hereby waives the provisions of Section 9.4 of the Credit Agreement to the extent any such provisions would restrict the appointment of any of Wilmington Trust as an Agent.

7. Fees and Expenses.

(a) To the extent invoiced on or prior to the date hereof, each of the Borrowers agrees to pay to the Morgan Stanley Entities, on the date hereof all reasonable due and outstanding fees, costs and other expenses incurred by any such Morgan Stanley Entity in connection with performing their respective roles as Agent under the Loan Documents as set forth on Schedule 3 hereto, including the reasonable costs and fees of legal counsel provided by Allen & Overy LLP and Faskin Martineau Dumoulin LLP.

(b) Without limiting the Borrowers’ obligations under the Loan Documents (including all obligations by Mitel Networks Corporation under Article X of the Credit Agreement), the Borrower shall be liable for all reasonable, documented, out-of-pocket costs and expenses incurred by any of the Morgan Stanley Entities and the Successor Agent in connection with this Agreement or in connection with any of the actions taken by either of them contemplated hereunder and shall promptly reimburse such Morgan Stanley Entity or the Successor Agent upon demand therefor.

(c) Subject to Section (e) below, each of the parties hereto hereby agrees that neither any of the Morgan Stanley Entities nor any of its Affiliates shall be under any obligation to share, rebate, disgorge or refund any fees or expense reimbursement it has received or is entitled to receive under the Loan Documents (including under this Agreement).

(d) The fees payable by the Borrowers to the Successor Agent shall be as separately agreed between the Borrowers and the Successor Agent. The Borrowers shall pay, without deduction or withholding for Taxes imposed by any Governmental Authority, all fees and other amounts payable to Wilmington Trust under the Fee Letter and the other Loan Documents.

(e) Wilmington Trust hereby covenants that, while no Event of Default has occurred and is continuing, Wilmington Trust will perform all of its services under this Agreement and the other Loan Documents from its offices or other premises in the United States and will not render any of its services in Canada. While any Obligations remain outstanding and no Event of Default has occurred and is continuing, Wilmington Trust hereby indemnifies, exonerates and holds each Borrower free and harmless from and against any and all Canadian withholding Taxes (including interest and penalties) payable with respect to the fees payable by the Borrowers to Wilmington Trust and incurred as a result of, arising out of, or relating to any breach of the foregoing covenant (“Indemnified Taxes”); provided, however, that the Borrowers shall provide notice to Wilmington Trust of any assertion of any such withholding liability within 10 days of learning of such withholding liability and shall, at Wilmington Trust’s request and expense, contest such withholding liability. Notwithstanding anything to the contrary in any of the Assigned Agreements, the Borrowers shall not be obligated to “gross-up” or otherwise pay any additional amounts pursuant to Section 4.6 of the Credit Agreement to compensate Wilmington Trust for any Indemnified Taxes.

(f) MS&Co agrees to pay Mitel Networks Corporation the amount of $12,500 upon execution of this Agreement which amount represents a reimbursement of administrative agent fees from the date hereof until August 16, 2009.

8. Representations and Warranties.

(a) The Successor Agent hereby represents and warrants that it is legally authorized to enter into and has duly executed and delivered this Agreement. Wilmington Trust hereby represents that it is either (a) a commercial banking institution organized under the laws of the United States (or any State thereof) or (b) a United States branch or agency of a commercial banking institution, in either case having a combined capital and surplus of at least US$ 250,000,000.

(b) Each of the undersigned Lenders hereby represents and warrants severally, and not jointly or jointly and severally, that as of the date of execution of this Agreement, it owns Loans in the principal amount set forth below its signature block.

(c) Each of the parties hereto hereby represents and warrants that (i) it is legally authorized to enter into this Agreement and perform its obligations hereunder, (ii) it has duly executed and delivered this Agreement, and (iii) this Agreement is a legal, valid and binding agreement of it, enforceable against it according to its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(d) Except as specified in clauses (a), (b), (c), and (d) of this paragraph 8, this Agreement is hereby made without representation or warranty of any kind, nature or description, and the Successor Agent acknowledges that none of the Morgan Stanley Entities have made any other representation or warranty as to the financial condition of the Borrowers or account debtors, values, quality, quantities or locations of inventory or other assets or the collectability or realizability of any Collateral or any Obligations or as to the legality, validity, enforceability, perfection or priority of any Liens, Obligations or Collateral. The Successor Agent acknowledges that it has made, to the extent determined by it to be necessary or prudent, its own independent investigation and determination of the foregoing matters and all other matters pertaining to the assignment made hereby.

9. Indemnification, etc. Notwithstanding anything in this Agreement or in the Loan Documents to the contrary, all parties hereto expressly acknowledge and agree that the provisions of Article IX and Sections 11.3 and 11.4 of the Credit Agreement, as existing before the date hereof, shall continue in effect for the benefit of the Morgan Stanley Entities, its sub-agents and their respective officers, directors, employees and agents in connection with or as a result of the execution or delivery of this Agreement, any other Loan Document, or any amendment, amendment and restatement, modification or waiver of the provisions hereof or thereof, or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder (including without limitation for any actions taken or omitted to be taken by any of them in connection with any of the foregoing while any Morgan Stanley Entity was acting as an Agent and while any Morgan Stanley Entity was acting as bailee or sub-agent pursuant to Section 3(d) hereof) or the consummation of the transactions contemplated hereby or thereby.

10. Release. Each of the Borrowers and the Lenders, for themselves and each of their respective heirs, executors, administrators, successors, legal representatives and assigns and all persons claiming by, through or under them, and each of their respective parent, subsidiary and/or affiliated companies and the shareholders, officers, directors, managers, trustees, partners (limited, general or otherwise), members, employees, agents, consultants, predecessors, licensees, representatives and attorneys of all of the foregoing and their respective heirs, executors, administrators, successors, legal representatives and assigns and all persons claiming by, through or under them or any of them (all hereinafter collectively referred to as the “Releasing Parties”), do hereby remise, release, acquit and forever discharge each of the Morgan Stanley Entities and each of their respective past, present and future officers, directors, members, shareholders, beneficial owners, partners, employees, attorneys, agents, representatives, consultants, affiliates, parents, subsidiaries, agents, predecessors, licensees, trustees, heirs, successors and assigns, and all persons or entities in privity with them or any of them, whether named herein or not (collectively, the “Resigning Agent Parties”) of, from and against any and all rights, demands, obligations, actions, causes of action, suits, debts, dues, sums of money, compensation, accounts, rentals, commissions, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, costs (including attorneys fees and disbursements), damages, judgments, executions, claims and demands whatsoever, whether known or unknown, in contract or in tort, foreseen or unforeseen (regardless of by whom raised) at law or in equity, which the Releasing Parties, and/or any of them, and/or any person claiming by, through or under any of the Releasing Parties and/or any other person now have, ever had, may ever have or may claim to have from the beginning of time through and including the date hereof against the Resigning Agent Parties or any of them, singly or in any combination, on account of, arising out of, or in connection with any thing, cause, matter, transaction, act or omission of any nature whatsoever (except to the extent such thing, cause, matter, transaction, act or omission constitutes the fraud, gross negligence or wilful misconduct of any such Resigning Agent Parties) of, or involving any or all of the following (collectively, the “Claims”): (a) the Credit Agreement or any of the other Loan Documents, the Loans, the Obligations, this Agreement and any other document entered into in connection with the Obligations or any of the foregoing documents (collectively, the “Operative Documents”), (b) any of the Releasing Parties in connection with the Obligations or any of the Operative Documents or (c) any transactions, occurrences, acts, omissions, statements, promises, agreements or undertakings of any of the Resigning Agent Parties made or omitted to be made in connection with any of the foregoing or other matters arising out of any duties, responsibilities, or obligations under or relating to the Obligations or any of the Operative Documents. The parties hereto agree and acknowledge that notwithstanding anything to the contrary in this Agreement, the foregoing release shall not apply to any Claim arising after the effectiveness of this Agreement with respect to the obligations retained or to be performed by any of the Morgan Stanley Entities under this Agreement. Nothing in this paragraph shall be deemed to affect the indemnification of any Morgan Stanley Entity as provided for in Section 9 hereof or pursuant to the Loan Documents.

11. Amendments Loan Documents. The Borrowers and the undersigned Lenders hereby agree and acknowledge that, from and after the date hereof, under the Credit Agreement and the other Assigned Agreements: (i) the Successor U.S. Administrative Agent shall be, and shall be deemed to be, the U.S. Administrative Agent; (ii) the Successor Canadian Administrative Agent shall be, and shall be deemed to be, the Canadian Administrative Agent and (iii) the Successor Collateral Agent shall be, and shall be deemed to be, the Collateral Agent. In furtherance of the foregoing, as of the date hereof, all provisions referencing MSSF or MS&Co as the U.S. Administrative Agent or the Collateral Agent in the Credit Agreement and

the other Loan Documents are hereby amended to reference Wilmington Trust, as the U.S. Administrative Agent or the Collateral Agent, as applicable, and all provisions referencing MSNS as the Canadian Administrative Agent in the Credit Agreement and the other Loan Documents are hereby amended to reference Wilmington Trust, as the Canadian Administrative Agent. The Credit Agreement is also hereby amended by revising the definition of “Fee Letter” to mean the letter dated as of the date of this Agreement, regarding the administration fees for first lien credit facility, among the Borrowers and Wilmington Trust.

12. Agreement as Loan Document; Reaffirmation of Loan Documents and Assigned Agreements. This Agreement is a Loan Document. Each of the Borrowers hereby expressly acknowledges and confirms, both before and after giving effect to this Agreement, that it is bound by each of the Loan Documents and Assigned Agreements to which it is a party by virtue of its having been an original signatory thereto. Each of the Loan Documents and Assigned Agreements are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

13. Further Assurances. At the sole cost and expense of the Borrowers, the Borrowers, the Morgan Stanley Entities and Wilmington Trust, from time to time, will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably required or that the Successor Collateral Agent may reasonably request to fully perform and carry out the provisions hereof or to continue perfection of the Liens or to preserve and protect any security interest assigned (or purported to be assigned) hereby, including execution and delivery of amendments and assignments of deposit account control agreements, mortgages, deeds of trust, insurance policies and governmental filings.

14. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy or pdf), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

15. GOVERNING LAW.

(a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

(b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

Nothing in this Agreement or any other Loan Document shall affect any right that the Agents or the Successor Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Borrower or its properties in the courts of any jurisdiction.

(c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in Section 14(b) hereof. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable Requirements of Law, the defence of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party hereto irrevocably consents to service of process in any action or proceeding arising out of or relating to any Loan Document, in the manner provided for notices (other than telecopier) in Section 11.2 of the Credit Agreement. Nothing in this Agreement or any other Loan Document will affect the right of any party hereto to serve process in any other manner permitted by applicable Requirements of Law.

16. WAIVERS OF JURY TRIAL. THE BORROWERS, THE AGENTS, THE REQUIRED LENDERS AND THE SUCCESSOR AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first above written.

MORGAN STANLEY SENIOR FUNDING, INC. as the outgoing U.S. Administrative Agent

By:	“Stephen B. King”
Name:	Stephen B. King
Title:	Duly Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, (NOVA SCOTIA) CO. as the outgoing Canadian Administrative Agent

By:	“Ian Sandler”
Name:	Ian Sandler
Title:	Duly Authorized Signatory

MORGAN STANLEY & CO. INCORPORATED as the outgoing Collateral Agent

By:	“Stephen B. King”
Name:	Stephen B. King
Title:	Duly Authorized Signatory

SPECIAL VALUE CONTINUATION PARTNERS, LP, as a Lender		Principal Amount of Loans: $19,839,674.14

By:	TENNENBAUM CAPITAL PARTNERS, LLC
Its:	Investment Manager

By:	“Rajneesh Vig”
Name:	Rajneesh Vig
Title:	Partner

SPECIAL VALUE OPPORTUNITIES FUND, LLC, as a Lender		Principal Amount of Loans: $34,042,932.31

By:	TENNENBAUM CAPITAL PARTNERS, LLC
Its:	Investment Manager

By:	“Rajneesh Vig”
Name:	Rajneesh Vig
Title:	Partner

SPECIAL VALUE EXPANSION FUND, LLC, as a Lender		Principal Amount of Loans: $14,364,106.46

By:	TENNENBAUM CAPITAL PARTNERS, LLC
Its:	Investment Manager

By:	“Rajneesh Vig”
Name:	Rajneesh Vig
Title:	Partner

[Signature Page to Agency Assignment and Amendment Agreement]

TENNENBAUM MULTI-STRATEGY MASTER FUND, as a Lender		Principal Amount of Loans: $48,461,802.01

By:	TENNENBAUM CAPITAL PARTNERS, LLC
Its:	Investment Advisor

By:	“Eric Pagel”
Name:	Eric Pagel
Title:	Partner

[Signature Page to Second Lien Agency Assignment and Amendment Agreement]

TENNENBAUM OPPORTUNITIES PARTNERS V, LP, as a Lender		Principal Amount of Loans: $52,907,792.12

By:	TENNENBAUM CAPITAL PARTNERS, LLC
Its:	Investment Manager

By:	“Rajneesh Vig”
Name:	Rajneesh Vig
Title:	Partner

[Signature Page to Agency Assignment and Amendment Agreement]

WILMINGTON TRUST FSB, as the Successor U.S. Administrative Agent, Successor Canadian Agent and as the Successor Collateral Agent

By:	“James A. Hanley”
Name:	James A. Hanley
Title:	Vice President

[Signature Page to Agency Assignment and Amendment Agreement]

ACKNOWLEDGED AND AGREED, as of the date first written above:

THE “BORROWERS”

MITEL NETWORKS CORPORATION

By:	“Gregory J. Hiscock”
Name:	Gregory J. Hiscock
Title:	General Counsel and Corporate Secretary

MITEL NETWORKS, INC.

By:	“Gregory J. Hiscock”
Name:	Gregory J. Hiscock
Title:	Secretary

MITEL (DELAWARE), INC.

By:	“Gregory J. Hiscock”
Name:	Gregory J. Hiscock
Title:	Secretary

MITEL US HOLDINGS, INC.

By:	“Gregory J. Hiscock”
Name:	Gregory J. Hiscock
Title:	Secretary

[Signature Page to Agency Assignment and Amendment Agreement]

Schedule 1

LOAN DOCUMENTS

1.	First Lien Credit Agreement, dated August 16, 2007, by and among, Mitel Networks Corporation, Mitel Networks, Inc., Mitel US Holdings, Inc. and Mitel (Delaware), Inc., (as successor interest to Arsenal Acquisition Corporation and formerly known as Inter-Tel (Delaware), Incorporated (“MDI”)), as the borrowers, various financial institutions and other persons from time to time parties hereto, as the lenders, Morgan Stanley Senior Funding (Nova Scotia) Co, as the Canadian administrative agent, Morgan Stanley Senior Funding, Inc., as the U.S. administrative agent, Morgan Stanley & Co. Incorporated, as the collateral agent, and Morgan Stanley Senior Funding, Inc. Morgan Stanley Senior Funding (Nova Scotia) Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the co-syndication agents, as amended, restated or otherwise modified through the date hereof;

2.	U.S. Pledge and Security Agreement, dated August 16, 2007 by and among Mitel Networks, Inc., Mitel US Holdings, Inc., and MDI, and each U.S. Subsidiary Guarantor from time to time a party to this Security Agreement, in favor of Morgan Stanley & Co. Incorporated, as collateral agent for the secured parties;

3.	Subsidiary Guaranty, dated August 16, 2007, by each Subsidiary Guarantor party thereto from time to time, in favor of Morgan Stanley & Co. Incorporated, as collateral agent for each of the secured parties;

4.	Copyright Security Agreement, dated August 16, 2007, by MDI, in favor of Morgan Stanley & Co. Incorporated, as collateral agent for each of the secured parties;

5.	Copyright Security Agreement, dated August 16, 2007, by Inter-Tel Integrated Systems, Inc. (now Mitel Networks, Inc.), in favor of Morgan Stanley & Co. Incorporated, as collateral agent for each of the secured parties;

6.	Patent Security Agreement, dated August 16, 2007, by MDI, in favor of Morgan Stanley & Co. Incorporated, as collateral agent for each of the secured parties;

7.	Patent Security Agreement, dated August 16, 2007, by Inter-Tel Integrated Systems, Inc. (now Mitel Networks, Inc.), in favor of Morgan Stanley & Co. Incorporated, as collateral agent for each of the secured parties;

8.	Patent Security Agreement, dated August 16, 2007, by Mitel Networks, Inc., in favor of Morgan Stanley & Co. Incorporated, as collateral agent for each of the secured parties;

9.	Trademark Security Agreement, dated August 16, 2007, by MDI, in favor of Morgan Stanley & Co. Incorporated, as collateral agent for each of the secured parties;

10.	Trademark Security Agreement, dated August 16, 2007, by Inter-Tel Integrated Systems, Inc. (now Mitel Networks, Inc.), in favor of Morgan Stanley & Co. Incorporated, as collateral agent for each of the secured parties;

11.	Intercreditor Agreement, dated August 16, 2007, by and among, Morgan Stanley & Co. Inc., as the first lien agent thereunder, Morgan Stanley & Co. Inc., as second lien agent thereunder, Morgan Stanley & Co. Inc., as the control agent thereunder, Mitel Networks Corporation, Mitel Networks, Inc., Mitel US Holdings, Inc. and MDI, and the guarantors party thereto from time to time;

12.	Canadian Pledge and Security Agreement, dated August 16, 2007 by and among Mitel Networks Corporation and each Canadian Subsidiary Guarantor from time to time a party to this Security Agreement, in favor of Morgan Stanley & Co. Incorporated, as collateral agent for the secured parties;

13.	Debenture dated September 24, 2007 made between Inter-Tel Lake Limited, Lake Communications Limited and Morgan Stanley & Co. Incorporated, as security trustee for the Secured Parties;

14.	Supplement dated September 24, 2007 to the Subsidiary Guaranty dated August 16, 2007 among the Subsidiary Guarantors from time to time party thereto, in favor of Morgan Stanley & Co. Incorporated, as collateral agent for each of the Secured Parties;

15.	Control Agreement – Specific Collateral dated December 4, 2007 by and among Mitel Networks Corporation, as Pledgor, Tianchi Mitel Telecommunicatios Corp., Mitel Comercio e Servicos do Brasil Ltda, and Mitel Networks Overseas Limited, as Issuers, and Morgan Stanley & Co. Incorporated, as Collateral Agent;

16.	All Landlord Consents obtained by Morgan Stanley & Co. Incorporated, as Collateral Agent;

17.	Debenture dated August 16, 2007 by and between Mitel Networks Limited, as Chargor and Morgan Stanley & Co. Incorporated, as security trustee for the Secured Parties;

18.	Assigned Account Agreement dated December 14, 2007 by and among Mitel Networks, Inc., Morgan Stanley & Co. Incorporated, and Harris N.A.;

19.	Blocked Account Control Agreement dated December 14, 2007 by and among Inter-Tel (Delaware), Inc. (now Mitel (Delaware), Inc.), Morgan Stanley & Co. Incorporated, and JPMorgan Chase Bank, N.A.;

20.	Blocked Account Control Agreement dated December 14, 2007 by and among Inter-Tel Leasing, Inc. (now Mitel Leasing, Inc.), Morgan Stanley & Co. Incorporated, and JPMorgan Chase Bank, N.A.;

21.	Blocked Account Control Agreement dated December 14, 2007 by and among Mitel Networks, Inc., Morgan Stanley & Co. Incorporated, and JPMorgan Chase Bank, N.A.;

22.	Four Party Wholesale Lockbox Agreement dated December 14, 2007 by and among Inter-Tel Technologies, Inc. (now Mitel Technologies, Inc.), Morgan Stanley & Co. Incorporated, and Wells Fargo Bank, National Association; and

23.	Four Party Wholesale Lockbox Agreement dated December 14, 2007 by and among Inter-Tel Incorporated (now Mitel (Delaware), Inc.), Morgan Stanley & Co. Incorporated, and Wells Fargo Bank, National Association.

2

Schedule 2A

UCC-1 FINANCING STATEMENTS

Debtor	Secured Party	Jurisdiction	File Number	Scope of Lien	File Date
Arsenal Acquisition Corporation	Morgan Stanley & Co. Incorporated, as Collateral Agent	DE SOS	2007 3138541	All of the Debtor’s personal property, whether now owned or hereafter acquired or coming into existence, and wherever located.	8/16/2007

Inter-Tel (Delaware), Incorporated – Tempe, AZ Amended to change name of Debtor: Mitel (Delaware), Inc.	Morgan Stanley & Co. Incorporated, as Collateral Agent	DE SOS	2007 3139416 2008 2520110	All of the Debtor’s personal property, whether now owned or hereafter acquired or coming into existence, and wherever located.	8/16/2007 7/22/2008

Inter-Tel (Delaware), Incorporated – Reno, NV Amended to change name of Debtor: Mitel (Delaware), Inc.	Morgan Stanley & Co. Incorporated, as Collateral Agent	DE SOS	2007 3139457 2008 2520078	All of the Debtor’s personal property, whether now owned or hereafter acquired or coming into existence, and wherever located.	8/16/2007 7/22/2008

Mitel Networks Corporation	Morgan Stanley & Co. Incorporated, as Collateral Agent	D.C.Recorder of Deeds	2007108736	All of the Debtor’s personal property, whether now owned or hereafter acquired or coming into existence, and wherever located.	8/17/2007

Debtor	Secured Party	Jurisdiction	File Number	Scope of Lien	File Date
Mitel Networks, Inc.	Morgan Stanley & Co. Incorporated, as Collateral Agent	DE SOS	2007 3139515	All of the Debtor’s personal property, whether now owned or hereafter acquired or coming into existence, and wherever located.	8/16/2007

Mitel US Holdings, Inc.	Morgan Stanley &Co. Incorporated, as Collateral Agent	DE SOS	2007 3139549	All of the Debtor’s personal property, whether now owned or hereafter acquired or coming into existence, and wherever located.	8/16/2007

Swan Solutions Limited	Morgan Stanley & Co. Incorporated, as Collateral Agent	D.C. Recorder of Deeds	2007108738	All of the Debtor’s personal property, whether now owned or hereafter acquired or coming into existence, and wherever located.	8/17/2007

Mitel Networks Limited	Morgan Stanley & Co. Incorporated, as Collateral Agent	D.C. Recorder of Deeds	2007108737	All of the Debtor’s personal property, whether now owned or hereafter acquired or coming into existence, and wherever located.	8/17/2007

Inter-Tel Technologies, Inc. – Phoenix, AZ Amended to change name of Debtor: Mitel Technologies, Inc.	Morgan Stanley & Co. Incorporated, as Collateral Agent	AZ SOS	200714903961	All of the Debtor’s personal property, whether now owned or hereafter acquired or coming into existence, and wherever located.	8/17/2007 7/25/2008

Inter-Tel Technologies, Inc. – Houston, TX Amended to change name of Debtor: Mitel Technologies, Inc.	Morgan Stanley & Co. Incorporated, as Collateral Agent	AZ SOS	200714903949	All of the Debtor’s personal property, whether now owned or hereafter acquired or coming into existence, and wherever located.	8/17/2007 7/25/2008

Debtor	Secured Party	Jurisdiction	File Number	Scope of Lien	File Date
Inter-Tel Integrated Systems, Inc.	Morgan Stanley & Co. Incorporated, as Collateral Agent	AZ SOS	200714903927	All of the Debtor’s personal property, whether now owned or hereafter acquired or coming into existence, and wherever located.	8/17/2007

Inter-Tel Europe Limited	Morgan Stanley & Co. Incorporated, as Collateral Agent	D.C. Recorder of Deeds	2007108735	All of the Debtor’s personal property, whether now owned or hereafter acquired or coming into existence, and wherever located.	8/17/2007

Inter-Tel Leasing, Inc. – Houston, TX Amended to change name of Debtor: Mitel Leasing, Inc.	Morgan Stanley & Co. Incorporated, as Collateral Agent	AZ SOS	200714903905	All of the Debtor’s personal property, whether now owned or hereafter acquired or coming into existence, and wherever located.	8/17/2007 7/25/2008

Inter-Tel Leasing, Inc. – Tempe, AZ	Morgan Stanley & Co. Incorporated, as Collateral Agent	AZ SOS	200714903881	All of the Debtor’s personal property, whether now owned or hereafter acquired or coming into existence, and wherever located.	8/17/2007

Inter-Tel Netsolutions, Inc. – Phoenix, AZ Amended to change name of Debtor: Mitel Netsolutions, Inc.	Morgan Stanley & Co. Incorporated, as Collateral Agent	TX SOS	070028040586 0800217619	All of the Debtor’s personal property, whether now owned or hereafter acquired or coming into existence, and wherever located.	8/16/2007 6/26/2008

Inter-Tel Netsolutions, Inc. – Reno, NV Amended to change name of Debtor: Mitel Netsolutions, Inc.	Morgan Stanley & Co. Incorporated, as Collateral Agent	TX SOS	070028040697 08002197623	All of the Debtor’s personal property, whether now owned or hereafter acquired or coming into existence, and wherever located.	8/16/2007 6/26/2008

Debtor	Secured Party	Jurisdiction	File Number	Scope of Lien	File Date
Mitel Networks Holdings Limited	Morgan Stanley & Co. Incorporated, as Collateral Agent	DC Recorder of Deeds	207108739	All of the Debtor’s personal property, whether now owned or hereafter acquired or coming into existence, and wherever located.	8/17/2007

Schedule 2B

PPSA FINANCING STATEMENTS

Debtor	Secured Party	Jurisdiction	Registration Number	Scope of Lien	File Date
Mitel Networks Corporation/ Corporation Mitel Networks Mitel Networks Corporation Corporation Mitel Networks Corporation Mitel Networks/Mitel Networks Corporation	Morgan Stanley & Co. Incorporated	Ontario	File No. 637868736 2007080217591590 9186	All present and after acquired personal property of the debtor and, without limitation, all fixtures, crops and licenses.	8/7/2007

Mitel Networks Corporation/ Corporation Mitel Networks Mitel Networks Corporation Corporation Mitel Networks Corporation Mitel Networks/Mitel Networks Corporation	Morgan Stanley & Co. Incorporated	Alberta	07080740967	All present and after-acquired personal property of the debtor. Proceeds: accounts, chattel paper, money, intangibles, goods documents of title, instruments and investment property (all as defined in the Alberta Personal Property Security Act), and insurance proceeds.	8/7/2007

Debtor	Secured Party	Jurisdiction	Registration Number	Scope of Lien	File Date
Mitel Networks Corporation/ Corporation Mitel Networks Mitel Networks Corporation Corporation Mitel Networks Corporation Mitel Networks/Mitel Networks Corporation	Morgan Stanley & Co. Incorporated	Manitoba	200714504206	All of the debtor’s present and after-acquired personal property	8/8/2007

Mitel Networks Corporation/ Corporation Mitel Networks Mitel Networks Corporation Corporation Mitel Networks Corporation Mitel Networks/Mitel Networks Corporation	Morgan Stanley & Co. Incorporated	Nova Scotia	12799235	All of the debtor’s present and after-acquired personal property	8/7/2007

Mitel Networks Inc.	Morgan Stanley & Co. Incorporated	Ontario	File No. 637868745 20070802180015909187	All of the debtor’s present and after-acquired personal property	8/02/2007

Debtor	Secured Party	Jurisdiction	Registration Number	Scope of Lien	File Date
Mitel Networks Corporation/Corporation Mitel Networks Mitel Networks Corporation Corporation Mitel Networks Corporation Mitel Networks/Mitel Networks Corporation	Morgan Stanley & Co. Incorporated	British Columbia	840079D	All present and after-acquired personal property of the debtor and, without limitation, all fixtures, crops and licences	8/07/2007

Schedule 3

FEES AND EXPENSES

Allen & Overy LLP	US$	97,923.79
Faskin Martineau Dumoulin LLP	US$	1,409.81

Total Payoff Amount	US$	99,333.60